UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014 (December 4, 2014)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	0-7246	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2014, the Board of Directors (the “Board”) of PDC Energy, Inc. (the “Company”) took the following actions, all of which are effective as of January 1, 2015.

The Board approved the promotion of Barton R. Brookman, 52, to Chief Executive Officer, such promotion to be effective contemporaneously with the effectiveness of the previously-announced retirement of James M. Trimble as the Company’s Chief Executive Officer. The Board also appointed Mr. Brookman to serve as a member of the Board as a Class II director with an initial term ending at the 2015 Annual Meeting of Stockholders. There is no current intention to appoint Mr. Brookman to any committee of the Board. Biographical and related information regarding Mr. Brookman is set forth in the Company’s proxy statement relating to its 2014 annual shareholders’ meeting, and such information is incorporated by reference herein.

The Board approved the promotion of Lance A. Lauck, 52, to Executive Vice President Corporate Development and Strategy. Biographical and related information regarding Mr. Lauck is set forth in the Company’s proxy statement relating to its 2014 annual shareholders’ meeting, and such information is incorporated by reference herein.

The Board approved the promotion of Scott Reasoner, 53, currently the Company’s Vice President of Western Operations, to Senior Vice President Operations. Mr. Reasoner joined the Company in April 2008 in his current capacity. Mr. Reasoner has over 30 years of technical and management experience in the energy industry. Before joining PDC, he served as a Business Unit Manager with Noble Energy Inc. where he was responsible for the Mid-Continent team. Prior to his work with Noble Energy, Mr. Reasoner worked for Patina Oil and Gas Company as Production Manager and later as Vice President Operations. His earlier experience includes positions with Snyder Oil Corporation and Vessels Oil and Gas Company. Mr. Reasoner is a graduate of the Colorado School of Mines with a degree in Petroleum Engineering, has earned an MBA from the University of Colorado, and is a Registered Professional Engineer.

Changes to the compensation of Messrs. Brookman. Lauck and Reasoner relating to their promotions have not yet been determined.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01.

On December 8, 2014, the Company issued a press release announcing its 2015 capital budget and production guidance. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of PDC Energy, Inc., dated December 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2014

PDC Energy, Inc.

By:	/s/ Daniel W. Amidon
Daniel W. Amidon Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of PDC Energy, Inc., dated December 8, 2014.